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                                                                EXHIBIT 10.6

                         SPACELINK INTERNATIONAL LLC
                        SPACELINK INTERNATIONAL, LTD.
                             SATCOMSOLUTIONS LLC



                               CLOSING LETTER
                               --------------



                              February 7, 2005



Engineered Support Systems, Inc.
201 Evans Lane
St. Louis, MO 63121-1126
Attn: Gary Gerhardt, Vice Chairman and CFO

         Re: Purchase Agreement dated December 9, 2004

Dear Sirs:

         Reference is made to the Purchase Agreement by and between Engineered Support Systems, Inc. ("Buyer"), Spacelink International LLC (the "Company"), Spacelink International, Ltd. ("Spacelink Ltd"), and Satcomsolutions LLC ("Satcom;" and, together with Spacelink Ltd, the "Sellers"), dated December 9, 2004 (the "Purchase Agreement"). Capitalized terms used and not otherwise defined in this letter have the meanings given to them in the Purchase Agreement. Unless otherwise specified in this letter, references to Sections and Schedules shall mean Sections of and Schedules to the Purchase Agreement.

         1. Closing and Effective Date. The Parties hereby agree that the
            --------------------------
Closing Payment and the Company Funded Obligations shall be paid, and the certificates evidencing the ESSI Stock shall be delivered, on the date hereof, but that for all other purposes the Closing shall be effective and deemed to have taken place on and as of February 1, 2005. Without limiting the previous sentence, all revenues generated and expenses incurred by the Company after 12:01 a.m. on February 1, 2005 shall be for the account of Buyer.

         2. No Material Adverse Change. The Sellers hereby represent and
            --------------------------
warrant to Buyer that since January 31, 2005 there has not occurred any event, occurrence, development or state of circumstances or facts involving the Company which has had or, in so far as can be reasonably foreseen, would have a material adverse effect on the condition (financial or otherwise), business, properties, liabilities or results of operations of the Company.



         Please acknowledge your agreement with this letter by signing in the space indicated below.

                                        Sincerely,

                                        SPACELINK INTERNATIONAL LLC



                                        By: /s/ Laura Hoernig Rhodes
                                           --------------------------------
                                                Name:  Laura Hoernig Rhodes
                                                Title: Vice President


                                        SPACELINK INTERNATIONAL, LTD.



                                        By: /s/ Laura Hoernig Rhodes
                                           --------------------------------
                                                Name:  Laura Hoernig Rhodes
                                                Title: Vice President


                                        SATCOMSOLUTIONS LLC



                                        By: /s/ Laura Hoernig Rhodes
                                           --------------------------------
                                                Name:  Laura Hoernig Rhodes
                                                Title: Vice President


Acknowledged and Agreed to on
February 7, 2005:

ENGINEERED SUPPORT SYSTEMS, INC.



By: /s/ Gary Gerhardt
   ------------------------------------
Name:  Gary Gerhardt
Title: Vice Chairman of Administration and
       Chief Financial Officer




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